Exhibit 24


                               POWER OF ATTORNEY

         We, the undersigned Officers and Directors of Precision Auto Care, Inc. (the "Corporation") hereby constitute and appoint John F. Ripley, Harry G. Pappas, Jr. and Arnold Janofsky, and each of them, with power of substitution, our true and lawful attorneys with full power to sign for us, in our names and in the capacities indicated below, a registration statement on Form S-1 (or other applicable form), and all amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 up to 4,000,000 shares of the Corporation's Common Stock (including shares which may be sold by selling stockholders) for sale to the public.


     Signature                         Title                        Date
     ---------                         -----                        ----

/s/ Lynn E. Caruthers
_________________________
Lynn E. Caruthers                 Director                       April 16, 1997


/s/ John F. Ripley
_________________________
John F. Ripley                    President and Chief            April 16, 1997
                                  Executive Officer
                                  and Director

/s/ Harry G. Pappas, Jr.
_________________________
Harry G. Pappas, Jr.              Executive Vice                 April 16, 1997
                                  President and Chief
                                  Financial Officer and
                                  Director (Principal
                                  Financial and Principal
                                  Accounting Officer)


/s/ Woodley A. Allen
_________________________
Woodley A. Allen                  Director                       April 16, 1997


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     Signature                         Title                        Date
     ---------                         -----                        ----

/s/ George Bavelis
_________________________
George Bavelis                    Director                       April 16, 1997


/s/ Bernard H. Clineburg
_________________________
Bernard H. Clineburg              Director                       April 16, 1997


/s/ C. Eugene Deal
_________________________
C. Eugene Deal                    Director                       April 16, 1997


/s/ Bassam Ibrahim
_________________________
Bassam Ibrahim                    Director                       April 16, 1997


_________________________
Richard O. Johnson                Director                       August __, 1997


/s/ Arthur Kellar
_________________________
Arthur Kellar                     Director                       August 20, 1997


/s/ Effie Eliopulos
_________________________
Effie Eliopulos                   Director                       August 20, 1997


/s/ Gerald Zamensky
_________________________
Gerald Zamensky                   Director                       April 16, 1997


/s/ William R. Klumb
_________________________
William R. Klumb                  Director                       April 16, 1997



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